                                                                     EXHIBIT 7.3
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)
                             ---------------------
                              THE BANK OF NEW YORK

              (Exact name of trustee as specified in its charter)

                   NEW YORK                                      13-5160382
           (State of incorporation                            (I.R.S. employer
         if not a U.S. national bank)                       identification no.)



        ONE WALL STREET, NEW YORK, NY                              10286
   (Address of principal executive offices)                      (Zip code)

                             ---------------------

                              METHANEX CORPORATION

              (Exact name of obligor as specified in its charter)

     PROVINCE OF BRITISH COLUMBIA, CANADA                      NOT APPLICABLE
       (State or other jurisdiction of                        (I.R.S. employer
        incorporation or organization)                      identification no.)



            1800 WATERFRONT CENTRE                                V6C 3M1
              200 BURRARD STREET                                 (Zip code)
     VANCOUVER, BRITISH COLOMBIA, CANADA
   (Address of principal executive offices)

                             ---------------------

                                DEBT SECURITIES

                      (Title of the indenture securities)

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1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

    NAME                                          ADDRESS
    ----                                          -------
    Superintendent of Banks of the State of New
      York......................................  2 Rector Street, New York, N.Y. 10006,
                                                  and Albany, N.Y. 12203



    Federal Reserve Bank of New York............  33 Liberty Plaza, New York, N.Y. 10045



    Federal Deposit Insurance Corporation.......  Washington, D.C. 20429



    New York Clearing House Association.........  New York, New York 10005

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.  AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16. LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 28th day of May, 2002.

                                          THE BANK OF NEW YORK

                                          By: /s/ VANESSA MACK
                                            ------------------------------------

                                              Name: Vanessa Mack
                                              Title: Assistant Vice President

                                                                       EXHIBIT 7

                      CONSOLIDATED REPORT OF CONDITION OF

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                              DOLLAR AMOUNTS
                                                              --------------
                                                               IN THOUSANDS
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin........   $ 3,163,218
  Interest-bearing balances.................................     5,923,554
Securities:
  Held-to-maturity securities...............................     1,210,537
  Available-for-sale securities.............................     9,596,941
Federal funds sold and Securities purchased under agreements
  to resell.................................................     4,723,579
Loans and lease financing receivables:
  Loans and leases held for sale............................     1,104,560
  Loans and leases, net of unearned income..................    36,204,516
  LESS: Allowance for loan and lease losses.................       608,227
  Loans and leases, net of unearned income and allowance....    35,596,289
Trading Assets..............................................     8,039,857
Premises and fixed assets (including capitalized leases)....       836,786
Other real estate owned.....................................         1,292
Investments in unconsolidated subsidiaries and associated
  companies.................................................       207,616
Customers' liability to this bank on acceptances
  outstanding...............................................       292,295
Intangible assets...........................................
  Goodwill..................................................     1,579,965
  Other intangible assets...................................        18,971
Other assets................................................     5,723,285
                                                               -----------
Total assets................................................   $78,018,745
                                                               ===========
LIABILITIES
Deposits:
  In domestic offices.......................................   $28,786,182
  Noninterest-bearing.......................................    12,264,352
  Interest-bearing..........................................    16,521,830
  In foreign offices, Edge and Agreement subsidiaries, and
     IBFs...................................................    27,024,257
  Noninterest-bearing.......................................       407,933
  Interest-bearing..........................................    26,616,325
Federal funds purchased and securities sold under agreements
  to repurchase.............................................     1,872,762
Trading liabilities.........................................     2,181,529

                                                              DOLLAR AMOUNTS
                                                              --------------
                                                               IN THOUSANDS
Other borrowed money:
  (includes mortgage indebtedness and obligations under
     capitalized leases)....................................     1,692,630
Bank's liability on acceptances executed and outstanding....       336,900
Subordinated notes and debentures...........................     1,940,000
Other liabilities...........................................     7,217,748
                                                               -----------
Total liabilities...........................................   $71,052,008
                                                               ===========
EQUITY CAPITAL
Common stock................................................     1,135,284
Surplus.....................................................     1,050,729
Retained earnings...........................................     4,266,676
Accumulated other comprehensive income......................        13,733
Other equity capital components.............................             0
                                                               -----------
Total equity capital........................................     6,466,422
                                                               -----------
Total liabilities and equity capital........................   $78,015,745
                                                               ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                              Directors
Alan R. Griffith